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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                          -----------------------------

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): July 1, 1998


                              TECH DATA CORPORATION
             (Exact name of registrant as specified in its charter)

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   Florida                      0-14625                         59-1578329
(State or other         (Commission File Number)                 (I.R.S.
 jurisdiction                                                    Employer
      of                                                    Identification No.)
 incorporation)


                 5350 Tech Data Drive,  Clearwater,  Florida  33760
                       (Address of principal executive offices)
                            -------------------------


       Registrant's telephone number, including area code: (727) 539-7429



                                 Not applicable
         (Former name or former address, if changed since last report.)





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Item 2.  Acquisition or Disposition of Assets.

On July 1, 1998, Tech Data Corporation (the "Company") completed the acquisition of approximately 80% of the voting common stock of Computer 2000 AG ("Computer 2000"), Europe's leading technology products distributor. The Company acquired the outstanding voting stock of Computer 2000 from its parent company, Klockner & Co. AG, based in Duisburg, Germany. Klockner & Co. is a subsidiary of Munich-based conglomerate VIAG AG. The acquisition was completed through an exchange of approximately 2.2 million shares of Tech Data Corporation common stock and $300 million of 5% convertible subordinated notes due 2003, for a combined total value of $394 million. In a separate cash transaction on July 1, 1998, Tech Data also acquired an additional stake of approximately 3% of Computer 2000's shares from an institutional investor.

Computer 2000 AG serves more than 75,000 resellers in Europe and other parts of the world, with operations in Argentina, Austria, Belgium, Bulgaria, Chile, Czech Republic, Denmark, Ireland, Estonia, Finland, France, Germany, Great Britain, Hungary, Iceland, Italy, Latvia, Lithuania, Netherlands, Norway, Peru, Poland, Portugal, Russia, Slovakia, Spain, Sweden, Switzerland, United Arab Emirates and Urguay. In its most recent fiscal year ended September 30, 1997, Computer 2000 reported sales and operating profits of DM8.2 billion ($4.9 billion) and DM110.0 million ($65.9 million), respectively.


Item 7.  Financial Statements and Exhibits.

         (a) & (b) It is currently not feasible to provide financial statements pro forma or historical which conform with U.S. GAAP, required pursuant to Regulation S-K in connection with the acquisition identified in Item 2 above. This Report will be amended within 60 days from the date this Report is filed to include such financial statement information.

         (c)   Exhibits

         2-A* Share Purchase Agreement between Klockner & Co. AG and Tech Data Corporation dated April 14, 1998 and amended June 30, 1998.

         ---------

         * Document contains certain confidential information which has been omitted from the attached Exhibit 2-A and has been filed separately with the Securities and Exchange Commission.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            TECH DATA CORPORATION



Dated:  July 15, 1998                    By:    /s/ Jeffery P. Howells
                                             -------------------------
                                                Jeffery P. Howells
                                                Executive Vice President
                                                and Chief Financial Officer











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                                  EXHIBIT INDEX


Exhibit Number                              Description

2-A* Share Purchase Agreement between Klockner & Co. AG and Tech Data Corporation dated April 14, 1998 and amended June 30, 1998.



* Document contains certain confidential information which has been omitted and has been filed separately with the Securities and Exchange Commission.